Advisors Disciplined Trust 1925

Supplement to the Prospectus

Linde AG has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for the European Select Portfolio, Series 2019-1Q — A Cyrus J. Lawrence LLC (“CJL”) Portfolio, will no longer include shares of Linde AG.

Supplement Dated: April 10, 2019